UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2003

The Warnaco Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(Exact Name of Registrant as Specified in Charter)

1-10857	95-4032739

(Commission File Number)	(IRS Employer Identification No.)

99 Park Avenue New York, NY	10016

(Address of Principal Executive Offices)	(Zip Code)

(Registrant's Telephone Number, including Area Code) : (212) 287-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events and Required FD Disclosure.

On September 15, 2003, The Warnaco Group, Inc. announced that it has named Lawrence Rutkowski as Senior Vice President and Chief Financial Officer. The press release concerning this event is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 15, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WARNACO GROUP, INC.

Date:	September 15, 2003	By:	/s/ Jay A. Galluzzo

Name:	Jay A. Galluzzo
Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 15, 2003